FIRST AMENDMENT TO

                              DECLARATION OF TRUST

                                       OF

                             TEMPLETON INCOME FUND


                  This First Amendment to the Declaration of Trust ("Declaration") of Templeton Income Fund (the "Trust") is made this 30th day of September, 1987 by the parties signatory hereto, as Trustees of the Trust (the "Trustees").

                                   WITNESSETH

                  WHEREAS, the Declaration was made on June 16, 1986 and the Trustees now desire to amend the Declaration and change the name of the Trust; and

                  WHEREAS, Article VIII, Section 8.3(a) of the Declaration provides that the Trustees may amend the Declaration without the vote or consent of Shareholders to change the name of the Trust by an instrument signed by a majority of the Trustees;

                  NOW,  THEREFORE,  the Trustees  hereby declare that Article I,
Section 1.1 and Article I, Section 1.2(l) be amended to read as follows:

                  SECTION 1.1.  NAME.  The name of the trust
                  created hereby, unless and until changed by the Trustees as provided in Section 8.3(a)


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                      hereof, is "Templeton Income Trust."

                  SECTION 1.2.  DEFINITIONS.
                  (l)  The "TRUST" means Templeton Income Trust.

                  IN  WITNESS  WHEREOF,   the  undersigned  have  executed  this
instrument this 30th day of September, 1987.


                                             /s/JOHN M. TEMPLETON, JR.
                                             John M. Templeton, Jr.


                                            /s/HASSO-G VON DIERGARDT
                                             Hasso-G von Diergardt


                                            /s/JOHN WM. GALBRAITH
                                             John Wm. Galbraith


                                            /s/F. BRUCE CLARKE
                                             F. Bruce Clarke


                                            /s/JAMES I. MCCORD
                                             James I. McCord


                                            /s/LEROY C. PASLAY
                                             LeRoy C. Paslay




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                                  CERTIFICATE


                  Pursuant to Section 10.1 of the Declaration, the undersigned Trustees hereby acknowledge and certify that this First Amendment of the Declaration of Trust of Templeton Income Fund is made in accordance with the provisions of the Declaration, and shall be effective upon its filing with the Secretary of the Commonwealth of Massachusetts.


                                            /s/JOHN M. TEMPLETON, JR.
                                             John M. Templeton, Jr.


                                            /s/JOHN WM. GALBRAITH
                                             John Wm. Galbraith


                                           /s/F. BRUCE CLARKE
                                             F. Bruce Clarke


                                            /s/JAMES I. MCCORD
                                             James I. McCord


                                            /s/LEROY C. PASLAY
                                             LeRoy C. Paslay


                                            /s/HASSO-G VON DIERGARDT
                                             Hasso-G von Diergardt




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State of Florida       :
                                       :
County of              :



                                                              September 30, 1987


                  There personally appeared before me John M. Templeton, Jr., who acknowledged the foregoing instrument to be his free act and deed.




                                                 ------------------------------
                                                 Notary Public


                                                 My Commission expires:




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State of Florida       :
                                       :
County of              :



                                                              September 30, 1987


                  There personally appeared before me John Wm. Galbraith who acknowledged the foregoing instrument to be his free act and deed.




                                                ------------------------------
                                                Notary Public


                                                My Commission expires:



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State of Florida       :
                                       :
County of              :



                                                              September 30, 1987


                  There personally appeared before me F. Bruce Clarke who acknowledged the foregoing instrument to be his free act and deed.




                                                ------------------------------
                                                 Notary Public


                                                My Commission expires:


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State of Florida       :
                                       :
County of              :



                                                              September 30, 1987


                  There personally appeared before me James I. McCord who acknowledged the foregoing instrument to be his free act and deed.




                                               ------------------------------
                                               Notary Public


                                               My Commission expires:




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State of Florida       :
                                       :
County of              :



                                                              September 30, 1987


                  There personally appeared before me LeRoy C. Paslay who acknowledged the foregoing instrument to be his free act and deed.




                                              ------------------------------
                                              Notary Public


                                              My Commission expires:

State of Florida       :
                                       :
County of              :



                                                              September 30, 1987


                  There personally appeared before me Hasso-G von Diergardt who acknowledged the foregoing instrument to be his free act and deed.




                                                ------------------------------
                                                 Notary Public


                                                My Commission expires: